Exhibit 99.2

Quaker Chemical Corporation Third Quarter 2015 Results Investor Conference Call October 29, 2015

Risks and Uncertainties Statement Regulation G The attached charts include Company information that does not conform to generally accepted accounting principles (“GAAP”). Management believes that an analysis of this data is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. This data should be read in conjunction with the Company’s third quarter earnings news release dated October 28, 2015, which has been furnished to the SEC on Form 8-K and the Company’s Form 10-Q for the quarterly period ended September 30, 2015, which has been filed with the SEC. Forward-Looking Statements This presentation may contain forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected in such statements. A major risk is that demand for the Company’s products and services is largely derived from the demand for its customers’ products, which subjects the Company to uncertainties related to downturns in a customer’s business and unanticipated customer production shutdowns. Other major risks and uncertainties include, but are not limited to, significant increases in raw material costs, customer financial stability, worldwide economic and political conditions, foreign currency fluctuations, future terrorist attacks and other acts of violence. Other factors could also adversely affect us. Therefore, we caution you not to place undue reliance on our forward-looking statements. This discussion is provided as permitted by the Private Securities Litigation Reform Act of 1995.

Speakers Michael F. Barry Chairman of the Board, Chief Executive Officer & President Shane W. Hostetter Global Controller and Principal Accounting Officer Robert T. Traub Vice President, General Counsel & Corporate Secretary Chart #1

Third Quarter 2015 Headlines Strong operating results drive consistent non-GAAP earnings, despite an 8% negative impact from foreign exchange and lower global steel production Current quarter results include $2.8 million of one-time non-GAAP transaction expenses related to the Verkol S.A. acquisition Strong quarterly operating cash flow generation of $24 million Chart #2

Chairman Comments Third Quarter 2015 Third Quarter 2015 Stable earnings and strong cash flow on margin expansion, market share gains, and recent acquisitions, which offset difficult market conditions Foreign exchange headwinds continue to have the most significant negative impact on earnings Global steel industry production declines of nearly 4% and downward price adjustments due to lower raw material costs Solid operating cash flow and balance sheet enable key strategic initiatives and acquisitions 2015 Outlook Foreign exchange impacts continue from strong U.S. Dollar Weak conditions in several regions Anticipate market share gains and acquisition leverage will continue to compensate for various market challenges “Overall, we remain confident in our future and expect our fourth quarter and full year 2015 non-GAAP earnings to exceed 2014, leading to our sixth consecutive year of earnings improvement.” -- Michael F. Barry, Chairman, CEO & President Chart #3

Financial Highlights Third Quarter 2015 1) Strong operating results drive consistent non-GAAP earnings per diluted share of $1.19, despite a negative impact of $0.09 per diluted share, or 8%, due to foreign exchange 2) One-time transaction expenses of $2.8 million, or $0.15 per diluted share, related to the Company’s Verkol acquisition driving SG&A increase and variance between reported and non-GAAP earnings 3) Quarterly net sales down 5% on $14.9 million, or 8%, of foreign currency translation, offsetting product volume and acquisition related growth 4) Increased gross margin in the current quarter driven by product mix and timing of certain raw material cost decreases 5) Current quarter benefits of a lower year-over-year effective tax rate primarily offset by a decrease in other income from prior year government grants 6) Solid quarterly operating cash flow generation of $23.5 million enhances strong balance sheet and liquidity for future acquisitions Chart #4

Financial Snapshot Q3 2015 Q3 2014 YTD 2015 YTD 2014 Net Sales ($Mils.) 189.2 198.9 554.3 571.8 Gross Margin (%) 37.7 35.4 37.6 35.6 Operating Margin (%) 9.9 10.3 10.5 10.6 Net Income attributable to Quaker Chemical Corporation ($Mils.) 14.4 15.7 39.8 43.9 Adjusted EBITDA ($Mils.) – Trailing Twelve Months 100.1 97.0 -- -- Adjusted EBITDA Margin (%) 13.4 12.8 -- -- Earnings Per Diluted Share 1.08 1.18 2.98 3.31 Non-GAAP Earnings Per Diluted Share 1.19 1.19 3.27 3.26 Debt ($Mils.) 108.3 62.6 -- -- Equity ($Mils.) 376.2 367.0 -- -- Net Operating Cash Flow ($Mils.) 23.5 29.8 50.8 38.0 Chart #5

Product Volume by Quarter

Thousand Kilograms


61,000
55,000
49,000
43,000
37,000
31,000
25,000
4Q08 YTD Avg.
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15

Chart #6

Gross Margin Percentage 40.0% 40.0% 38.4% 37.6% 37.7% 36.6% 35.8% 35.7% 35.9% 35.4% 35.4% 34.7% 35.0% 33.7% 35.0% 32.6% 30.0% 30.0% 28.0% 25.0% 25.0% 20.0% 20.0% 2008 2009 2010 2011 2012 2013 2014 YTD 2015 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Gross Margin Percentage Gross Margin Percentage Chart #7

Adjusted EBITDA Baseline Historical Performance 2008 –– – 2015 $99.8 $100.1 $97.0 CAGR: 14.0% $89.6 $80.9 +650 Margin bps $73.0 $66.8 13.4% 13.0% 12.8% 12.3% 12.3% $44.2 11.4% $40.1 10.7% 9.8% 6.9% 2008 2009 2010 2011 2012 2013 2014 Trailing Trailing Twelve Twelve Months Months Q3 2014 Q3 2015 Adjusted EBITDA ($Mils.) Adjusted EBITDA Margin (%) Chart #8

Balance Sheet Net Cash / (Debt) $120 $80 $40 $Millions $0$0 $0 -$40 -$80 -$120 2008 2009 2010 2011 2012 2013 2014 Q3Q3 Q3 2015 Cash ST/LT Debt Net Debt Chart #9

APPENDIX

Non-GAAP Earnings Per Diluted Share Reconciliation Q3 2015 Q3 2014 YTD 2015 YTD 2014 GAAP earnings per diluted share $1.08 $1.18 $2.98 $3.31 Equity income in a captive insurance company per diluted share $(0.04) $(0.01) $(0.09) $(0.16) Verkol transaction expenses per diluted share $0.15 $- $0.15 $- U.K. pension plan amendment per diluted share $- $- $- $0.05 U.S. customer bankruptcies per diluted share $0.00 $0.02 $0.01 $0.02 Cost streamlining initiatives per diluted share $- $- $0.01 $0.02 Currency conversion impact of the Venezuelan Bolivar Fuerte per diluted share $- $- $0.21 $0.02 Non-GAAP earnings per diluted share $1.19 $1.19 $3.27 $3.26 Chart #10

Adjusted EBITDA Reconciliation 2008 2009 2010 2011 2012 2013 2014 Net income 9,833 16,058 32,120 45,892 47,405 56,339 56,492 Depreciation 10,879 9,525 9,867 11,455 12,252 12,339 12,306 Amortization 1,177 1,078 988 2,338 3,106 3,445 4,325 Interest expense 5,509 5,533 5,225 4,666 4,283 2,922 2,371 Taxes on income 4,977 7,065 12,616 14,256 15,575 20,489 23,539 Restructuring and related activities 2,916 2,289 - - - - - Non-income tax contingency charge - - 4,132 - - 796 - Equity affiliate out of period charge - - 564 - - - - Mineral oil excise tax refund - - - - - (2,540) - Transition costs related to key employees 3,505 2,443 1,317 - 609 - - Non-cash gain from the purchase of an equity affiliate - - - (2,718) - - - Change in acquisition-related earnout liability - - - (595) (1,737) (497) - Equity loss (income) from a captive insurance company 1,299 162 (313) (2,323) (1,812) (5,451) (2,412) Currency conversion impacts of the Venezuelan Bolivar - - 322 - - 357 321 Customer Bankruptcies - - - - 1,254 - 825 Cost streamlining initiatives - - - - - 1,419 1,166 U.K. pension plan amendment - - - - - - 902 Adjusted EBITDA 40,095 44,153 66,838 72,971 80,935 89,618 99,835 Adjusted EBITDA Margin 6.9% 9.8% 12.3% 10.7% 11.4% 12.3% 13.0% Chart #11

Trailing Twelve Months Adjusted EBITDA Reconciliation

Quaker
It's what's inside that counts.

	I = G + H Trailing Twelve Months Q3 2015	H YTD Q3 2015	G = F - D Last Three Months 2014	F YTD 2014	E = C + D Trailing Twelve Months Q3 2014	D YTD Q3 2014	C = B - A Last Three Months 2013	B YTD 2013	A YTD Q3 2013
Net income	52,426	39,787	12,639	56,492	57,939	43,853	14,086	56,339	42,253
Depreciation	12,381	9,229	3,152	12,306	12,274	9,154	3,120	12,339	9,219
Amortization	6,569	4,998	1,571	4,325	3,578	2,754	824	3,445	2,621
Interest expense	2,515	1,891	624	2,371	2,446	1,747	699	2,922	2,223
Taxes on income	20,355	15,624	4,731	23,539	22,364	18,808	3,556	20,489	16,933
Non-income tax contingency	-	-	-	-	796	-	796	796	-
Mineral oil excise tax refund	-	-	-	-	-	-	-	(2,540)	(2,540)
Change in acquisition-related earnout liability	-	-	-	-	(1,172)	-	(1,172)	(497)	675
Equity income from a captive insurance company	(1,491)	(1,221)	(270)	(2,412)	(3,215)	(2,142)	(1,073)	(5,451)	(4,378)
Verkol transaction expenses	2,813	2,813	-	-	-	-	-	-	-
Currency conversion impacts of the Venezuelan Bolivar	2,806	2,806	-	321	321	321	-	357	357
Customer bankruptcies	694	179	515	825	310	310	-	-	-
Cost streamlining initiatives	991	173	818	1,166	490	348	142	1,419	1,277
U.K. pension plan amendment	-	-	-	902	902	902	-	-	-
Adjusted EBITDA	100,059	76,279	23,780	99,835	97,033	76,055	20,978	89,618	68,640
Adjusted EBITDA Margin	13.4%	13.8%	12.3%	13.0%	12.8%	13.3%	11.4%	12.3%	12.6%

Chart #12